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                                                                  EXHIBIT 10.20

                          IKON OFFICE SOLUTIONS, INC.

                                AMENDMENT NO. 1
                                 DATED 11/6/97
                                    TO THE
                     LONG TERM INCENTIVE COMPENSATION PLAN

  WHEREAS, Alco Standard Corporation (now known as IKON Office Solutions, Inc.) (the "Company") adopted the Long Term Incentive Compensation Plan (the "Plan"), effective October 1, 1992; and

  WHEREAS, the Company now desires to amend the Plan.

  NOW, THEREFORE, the Plan is hereby amended as follows:

    1. All references in the Plan to "Alco Standard Corporation" and "Alco" shall be deemed to be references to "IKON Office Solutions, Inc." and "IKON," respectively.

    2. Section 4 of the Plan shall be amended to read in full as follows:

      14. ADJUSTMENTS. In the event of any stock dividend, stock split, combination of shares, merger, consolidation, reorganization, spin-off, or recapitalization affecting the outstanding shares of Common Stock (the "Event"), the maximum number and kind of shares that may be issued under the Plan and the number and kind of shares or other securities subject to then outstanding awards shall be appropriately and equitably adjusted as necessary to maintain the same proportionate number of shares as existed immediately prior to the Event.

    3. A new Section 25 shall be added to the Plan, which shall read in full as follows:

      25. CHANGE IN CONTROL. Upon a Change in Control (as defined below), all outstanding Awards shall be vested in an amount equal to the greater of (i) the target level of the Award or (ii) the level of the Award corresponding to the performance goals actually achieved at the time of the Change in Control, and IKON shall pay such amount to the employee, in cash, as soon as practicable following the Change in Control, without regard to whether the employee's employment with IKON terminated following the Change in Control.

    For purposes of the Plan, the term "Change in Control" shall mean any of the following events:

      (A) any Person, together with its affiliates and associates (as such terms are used in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 15% or more of the then outstanding shares of IKON common stock; or

      (B) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on September 30, 1997, constituted the Board of Directors of IKON and any new director whose appointment or election by the Board or nomination for election by IKON's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors of IKON on September 30, 1997 or whose appointment, election or nomination for election was previously so approved; or

      (C) IKON consolidates with, or merges with or into, any other Person (other than a wholly owned subsidiary of IKON), or any other Person consolidates with, or merges with or into, IKON, and, in connection therewith, all or part of the outstanding shares of common stock shall be changed in any way or converted into or exchanged for stock or other securities or cash or any other property; or

      (D) a transaction or series of transactions in which, directly or indirectly, IKON shall sell or otherwise transfer (or one or more of its subsidiaries shall sell or otherwise transfer) assets (i) aggregating more than 50% of the assets (measured by either book value or fair market value) or (ii) generating more than 50% of the operating income or cash flow of IKON and its subsidiaries (taken as a whole) to any other Person or group of Persons.

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  Notwithstanding the foregoing, no "Change in Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of IKON common stock immediately prior to such transaction or series of transactions own a majority of the outstanding voting shares and in substantially the same proportion in an entity which owns all or substantially all of the assets of IKON immediately following such transaction or series of transactions.

  The term "Person" in the foregoing definition shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) IKON or any of its affiliates (as defined in Rule 12b-2 promulgated under the Exchange Act),
(ii) a trustee or other fiduciary holding securities under an employee benefit plan of IKON or any of its affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the shareholders of IKON in substantially the same proportions as their ownership of IKON stock.

  In no event will the provisions of this Section 25 be subject to amendment or modification after a Change in Control has occurred.

  Executed this 23rd day of December, 1998.

                                          IKON OFFICE SOLUTIONS, INC.

                                                       /s/ Signature
                                          By:__________________________________


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